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                                                                    EXHIBIT 23.2


                        Consent of Independent Auditors


We consent to the incorporation by reference in this Registration Statement under Rule 462(b) of Tellium, Inc. of our report dated August 22, 1999, except for Notes 7 and 8, as to which the date is September 21, 2000, with respect to the financial statements of Tellium, Inc. included in Amendment No.6 to the Registration Statement (No. 333-46362) on Form S-1.


                                                           /s/ Ernst & Young LLP



MetroPark, New Jersey
May 16, 2001